UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 20, 2024

EVOKE PHARMA, INC.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-36075	20-8447886
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

420 Stevens Avenue, Suite 230
Solana Beach, California		92075
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: 858 345-1494

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	EVOK	The Nasdaq Stock Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

On June 20, 2024, Evoke Pharma, Inc. (the “Company”) entered into an amendment (the “Warrant Amendment”) with certain holders (each, a “Holder”) of its outstanding Series A Warrants to purchase shares of common stock (the “Series A Warrants”), Series B Warrants to purchase shares of common stock (the “Series B Warrants”), and Series C Warrants to purchase shares of common stock (the “Series C Warrants”).

Pursuant to the Warrant Amendment, to the extent a Holder exercises (a Holder so exercising, an “Exercising Holder”) its Series B Warrants before 5:00 p.m. Eastern time on June 21, 2024 (the “Amendment Exercise Deadline”), the Holder’s corresponding Series C Warrants shall be exercisable for a number of shares of the Company’s common stock (the “Warrant Shares”) equal to the lesser of (i) three times the number of Warrant Shares exercised by the Exercising Holder pursuant to its Series B Warrants and (ii) the total number of remaining Warrant Shares exercisable under the Series C Warrants (such Warrant Shares that become exercisable, “Vested Warrant Shares,” and any remaining unvested and unexercisable Warrant Shares, “Unvested Warrant Shares”). For any Exercising Holder, following the Amendment Exercise Deadline, if such Exercising Holder exercises any remaining Series B Warrants, the remaining Series C Warrants, if any, shall become vested and exercisable on a one-for-one basis as to the same number of Series B Warrants exercised following the Amendment Exercise Deadline.

The Warrant Amendment also allows a Holder to choose to receive pre-funded warrants upon exercise of Series A Warrants, Series B Warrants and Series C Warrants in lieu of shares of the Company’s common stock, at an exercise price for each Series A Warrant, Series B Warrants and Series C Warrant, as applicable, of $0.6799 per Warrant Share, with a corresponding exercise price of $0.0001 per Warrant Share for each pre-funded warrant. The Warrant Amendment does not change the number of Warrant Shares underlying each series of warrants. The form of pre-funded warrant was previously described and filed as Exhibit 4.1 to the Company’s Current Report on Form 8-K filed with the SEC on February 9, 2024, and the description of such warrant is hereby incorporated by reference herein.

The Company will allow all other holders of Series A Warrants, Series B Warrants or Series C Warrants to enter into an identical Warrant Amendment.

The foregoing description of the Warrant Amendment is not complete and is qualified in its entirety by reference to the full text of the form of Warrant Amendment, a copy of which is filed as Exhibit 4.1 to this report and is incorporated by reference herein.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
4.1	Form of Warrant Amendment
4.2	Form of Pre-Funded Warrant Amendment (incorporated by reference to Exhibit 4.1 on Form 8-K filed February 8, 2024)
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EVOKE PHARMA, INC.

Date:	June 20, 2024	By:	/s/ Matthew J. D'Onofrio
Name: Matthew J. D'Onofrio Title: Chief Executive Officer